Exhibit 10.1
THIRD AMENDMENT TO CREDIT AGREEMENT
THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of June 7, 2012 by and among INVACARE CORPORATION, an Ohio corporation (the "Company"), the other Borrowers party hereto, the Guarantors party hereto, the Lenders (as defined in the Credit Agreement, defined herein) and PNC BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as administrative agent (the "Administrative Agent").
WITNESSETH:
WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of October 28, 2010, as amended by First Amendment to Credit Agreement dated as of April 5, 2011 and Second Amendment to Credit Agreement dated as of November 22, 2011 (as further amended, restated, modified or supplemented from time to time, the "Credit Agreement");
WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent wish to amend the Credit Agreement, as hereinafter provided.
NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:
1.Recitals. The foregoing recitals are incorporated herein by reference.
2.Defined Terms. All terms used in this Amendment and not otherwise defined herein shall have the meaning given to them in the Credit Agreement, as amended hereby.
3.Amendments to Credit Agreement.
(a)Section 1.1 [Certain Definitions] of the Credit Agreement is hereby amended to add the following definitions in alphabetical order:
"Invacare BV" shall mean Invacare Holdings Two B.V., a Dutch private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), which will be wholly-owned Subsidiary of LUX 2 pursuant to the Proposed Reorganization.
"Invacare CV" shall mean Invacare Holdings C.V., a limited partnership (commanditaire vennootschap) established under the laws of the Netherlands, which will be liquidated pursuant to the Proposed Reorganization.
"Invacare Holdings" shall mean Invacare Holdings, LLC, an Ohio limited liability company.
"Invacare International" shall mean Invacare International Corporation, an Ohio corporation.
"LUX 1" shall mean a to-be-formed Luxembourg corporation which will be named "Invacare Holdings S.à r.l" and which will be a wholly-owned Subsidiary of Invacare International and will join this Agreement as a Foreign Borrower pursuant to the Proposed Reorganization.
"LUX 2" shall mean a to-be-formed Luxembourg corporation which will be named "Invacare Holdings Two S.à r.l" and which will be a wholly-owned Subsidiary of LUX 1 and will join this Agreement as a Foreign Guarantor pursuant to the Proposed Reorganization.

"Proposed Reorganization" shall mean the proposed reorganization of the Company's European holding company structure which will result in a change from the current structure as shown on Exhibit 1.1(P)(3) hereto to the proposed structure as shown on Exhibit 1.1(P)(4).
(b)Article 8.1 [Affirmative Covenants] of the Credit Agreement is hereby amended to insert the following new Section 8.1.13 at the end of Article 8.1 as follows:
"Section 8.1.13 - Proposed Reorganization. Immediately upon consummation of the Proposed Reorganization, the Loan Parties shall cause each of LUX 1 and Invacare BV to join the Credit Agreement as a Foreign Borrower and LUX 2 to join the Credit Agreement as a Foreign Guarantor, and Invacare International shall pledge 65% of its equity interest in LUX 1 to the Administrative Agent on behalf of the Lenders pursuant to the Pledge Agreement."
(c)Section 8.2.6 [Liquidations, Mergers, Consolidations, Acquisitions] of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
"Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, dissolve (other than a dissolution contemplated by Section 8.2.7(xii)), liquidate or wind-up its affairs, or become a party to any merger or consolidation, or acquire by purchase, lease or otherwise all or substantially all of the assets or capital stock of any other Person; provided that (i) any Domestic Loan Party other than the Company, any Foreign Loan Party or any other Subsidiary that is not a Loan Party (other than the Insurance Subsidiary or the Receivables Subsidiary) may consolidate or merge into another Domestic Loan Party which is wholly-owned by one or more of the other Domestic Loan Parties so long as such Domestic Loan Party is the survivor, (ii) Excluded Subsidiaries (other than the Insurance Subsidiary and the Receivables Subsidiary) may consolidate or merge into other Excluded Subsidiaries (other than the Insurance Subsidiary and the Receivables Subsidiary), (iii) Foreign Loan Parties not directly owned by a Domestic Loan Party may consolidate or merge into other such Foreign Loan Parties, (iv) any Subsidiary (other than the Insurance Subsidiary and the Receivables Subsidiary) may merge into the Company so long as the Company is the survivor, (v) the Company and its wholly-owned Subsidiaries may engage in one or more purchases or other acquisitions of all of the Equity Interests in, or all or substantially all of the property of or a division of, any Person that, upon the consummation thereof, will be wholly-owned directly by the Company or one or more of its wholly-owned Subsidiaries (including as a result of a merger or consolidation) provided that each such purchase or other acquisition is a Permitted Acquisition and the provisions of Section 8.2.9 [Subsidiaries, Partnerships and Joint Ventures] are complied with, (vi) in connection with the Proposed Reorganization, Invacare CV may be liquidated and all of its assets (other than its equity interests in Invacare BV) transferred to Invacare BV and Invacare Holdings may be liquidated and all of its assets transferred to Invacare International, and (vii) any Subsidiary of the Company permitted to consolidate or merge with the Company or another Subsidiary of the Company pursuant to clauses (i) -(iv) above may, instead of consolidating or merging with the Company or another Subsidiary, transfer all of its assets to the Company or a Subsidiary of the type specified in clauses (i)-(iv) above, respectively, and subsequently the Subsidiary which transferred its assets may be dissolved or liquidated; for example, a Foreign Loan Party not directly owned by a Domestic Loan Party may transfer all of its assets to another such Foreign Loan Party, and the Foreign Loan Party which transferred all of its assets may then be dissolved or liquidated."
(d)Section 8.2.7 [Dispositions of Assets or Subsidiaries] of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
"Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, sell, convey, assign, lease, abandon or otherwise transfer or dispose of, voluntarily or involuntarily, any of its properties or assets, tangible or intangible (including sale, assignment, discount or other disposition of accounts, contract rights, chattel paper, equipment or general intangibles with or without recourse or of capital stock, shares of beneficial interest, partnership interests or limited liability company interests of a Subsidiary of such Loan Party), except:
(i)transactions involving the sale of inventory or intellectual property in the ordinary course of business;
(ii)any sale, transfer or lease of assets in the ordinary course of business which are no longer necessary or required in the conduct of such Loan Party's or such Subsidiary's business;
(iii)any sale, transfer or lease of assets between the Company or any Subsidiary; provided that if the transferor of such property is a Domestic Loan Party and the transferee of such property is a Foreign Subsidiary, any such net disposition of assets shall not exceed an aggregate amount of ten percent (10%) of value of the domestic assets of the Domestic Loan Parties as set forth in the most recent financial statements of the Company delivered pursuant to Section 8.3.1 [Quarterly Financial Statements] and Section 8.3.2 [Annual Financial Statements] in any fiscal year, notwithstanding the foregoing proviso, in connection with the Proposed Reorganization, Invacare International may transfer 100% of its equity interests in Invacare BV to LUX 1 in exchange for cash, income participating preferred equity certificates or non-voting common stock in LUX 1 (or any combination of the foregoing); provided, further, that after giving effect to any such transfer to a Foreign Subsidiary, the value of the domestic assets of the Domestic Loan Parties in the aggregate shall be no less than $250,000,000 and the value of the domestic assets other than inventory and receivables of the Domestic Loan Parties in the aggregate shall be no less than $40,000,000.
(iv)any sale, transfer or lease of assets in the ordinary course of business which are replaced by substitute assets acquired or leased within the parameters of Section 8.2.14 [Capital Expenditures] and Section 8.2.1 [Indebtedness]; provided such substitute assets are subject to the Lenders' Prior Security Interest;
(v)Sale and Leaseback Transactions in an aggregate amount not to exceed $35,000,000;
(vi)dispositions of equipment or real property to the extent that (a) such property is exchanged for credit against the purchase price of similar replacement property or (b) the proceeds of such disposition are reasonably promptly applied to the purchase price of such replacement property; provided that in the case of a disposition by a Domestic Loan Party or any Foreign Loan Party, the replacement property shall be owned by a Domestic Loan Party or such Foreign Loan Party, as applicable;
(vii)dispositions of Customer Leases in connection with Vendor Financings;
(viii)any disposition of assets, other than those specifically excepted pursuant to clauses (i) through (vii) above, so long as the after‑tax proceeds (as reasonably estimated by the Company) are applied as a mandatory prepayment of the Loans in accordance with the provisions of Section 5.7.1 [Sale of Assets] above, in an aggregate amount not to exceed ten percent (10%) of Consolidated Total Assets in any fiscal year;
(ix)dispositions constituting conversion of cash equivalents into other cash equivalents;
(x)dispositions constituting casualty events;
(xi)grants of Permitted Liens;
(xii)dissolution of Morris Surgical Pty. Ltd., Home Health Equipment Pty. Ltd. and Healthcare Equipment WA Pty. Ltd., each a Subsidiary of Invacare Australia Pty. Ltd., and transfer of all of the assets of each such dissolved Subsidiary to and into Invacare Australia Pty. Ltd., and dissolution of I.H.H. Corp. and transfer of all of its assets to a Domestic Loan Party which, in each case, if the Company shall have determined to effectuate such dissolutions, shall occur by December 31, 2010; and
(xiii)waivers of contract rights in the ordinary course of business."
(e)The Credit Agreement is hereby amended to add Exhibit 1.1 (P)(3) [Current

European Holding Company Structure] and Exhibit 1.1(P)(4) [Proposed European Holding Company Structure] in the forms attached hereto as Exhibit 1.1(P)(3) and Exhibit 1.1(P)(4).
4.Consent. The Lenders acknowledge that, after the date of this Amendment, certain steps involved in implementing the Proposed Reorganization may be modified upon advice of the Company's accountants, attorneys or other consultants, and such modification may require a further consent of the Lenders pursuant to the Credit Agreement. The Lenders hereby expressly authorize the Administrative Agent, in its sole determination, to consent, on behalf of the Lenders and without further consent from the Lenders, to any further modifications to the Credit Agreement required to implement the Proposed Reorganization, so long as after giving effect to the Proposed Reorganization (i) the Loan Parties comply with Section 8.1.13 [Proposed Reorganization] of the Credit Agreement and (ii) no assets which are owned by a Domestic Loan Party immediately prior to the Proposed Reorganization and pledged as Collateral to the Administrative Agent on behalf of the Lenders pursuant to any Loan Document shall be transferred to a Foreign Subsidiary or released as Collateral.
5.Waiver. Prior to the date of this Amendment, the Company dissolved 6123449 Canada Inc., a Canadian corporation, which had been a Foreign Guarantor (the "Dissolved Subsidiary"). The Lenders hereby waive any Event of Default pursuant to Section 9.1.3 [Breach of Negative Covenants or Visitation Rights] of the Credit Agreement resulting from the dissolution of the Dissolved Subsidiary without the prior written consent of the Lenders. This foregoing waiver is limited to the dissolution of the Dissolved Subsidiary and does not otherwise modify or waive any other covenant, condition or agreement contained in the Credit Agreement nor indicate any agreement on the part of the Administrative Agent or any Lender to grant any future waivers.
6.Conditions Precedent. The effectiveness of this Amendment is subject to the receipt by the Administrative Agent on behalf of the Lenders of the following, in form and substance satisfactory to the Administrative Agent, and the first date on which the Loan Parties have satisfied all of the following conditions to the satisfaction of the Administrative Agent shall be referred to as the "Effective Date".
(a)Counterparts. The Administrative Agent shall have received from the Borrowers, the Guarantors and the Required Lenders an executed counterpart original of this Amendment.
(b)Legal Details. All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Administrative Agent.
(c)Payment of Fees. The Borrowers unconditionally agree to pay and reimburse the Administrative Agent and hold the Administrative Agent harmless against liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements, including, without limitation, reasonable expenses of counsel, incurred by the Administrative Agent in connection with the development, preparation and execution of this Amendment and all other documents or instruments to be delivered in connection herewith.
7.Representations and Warranties of the Loan Parties. Each Loan Party covenants and agrees with and represents and warrants to the Administrative Agent and the Lenders as follows:
(a)such Loan Party possesses all of the powers requisite for it to enter into and carry out the transactions of such Loan Party referred to herein and to execute, enter into and perform the terms and conditions of this Amendment and any other documents contemplated herein that are to be performed by such Loan Party; and that any and all actions required or necessary pursuant to such Loan Party's organizational documents or otherwise have been taken to authorize the due execution, delivery and performance by such Loan Party of the terms and conditions of this Amendment and said other documents, and that such execution, delivery and performance will not conflict with, constitute a default under or result in a breach of any applicable Law or any agreement, instrument, order, writ, judgment, injunction or decree to which such Loan Party is a party or by which such Loan Party or any of its properties are bound, and that all consents, authorizations and/or approvals required or necessary from any third parties in connection with the entry into, delivery and performance by the Borrower of the terms and conditions of this Amendment, the said other documents and the transactions contemplated hereby have been obtained by such Loan Party and are in full force and effect;
(b)this Amendment and any other documents contemplated herein constitute the valid and legally binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws and by general equitable principles, whether enforcement is sought by proceedings at law or in equity;
(c)all representations and warranties made by such Loan Party in the Loan Documents are true and correct in all material respects as of the date hereof (except for those representations and warranties qualified by reference to a Material Adverse Change or other reference to materiality, which are true and correct), with the same force and effect as if all such representations and warranties were fully set forth herein and made as of the date hereof and such Loan Party has complied with all covenants and undertakings in the Loan Documents;
(d)the execution and delivery of this Amendment is not intended to and shall not cause or result in a novation with regard to the existing indebtedness of the Borrowers to the Administrative Agent or any Lender, which indebtedness shall continue without interruption and has not been discharged;
(e)(i) after giving effect to this Amendment, no Event of Default has occurred and is continuing under the Loan Documents; and (ii) and there exist no defenses, offsets, counterclaims or other claims with respect to the obligations and liabilities of such Loan Party under the Credit Agreement or any of the other Loan Documents; and
(f)such Loan Party hereby ratifies and confirms in full its duties and obligations under the Loan Documents, as modified hereby.
8.References to Credit Agreement. From and after the Effective Date, any references to the Credit Agreement contained in any of the Loan Documents shall be deemed to refer to the Credit Agreement as amended hereby and as further amended, restated, modified or supplemented from time to time.
9.Successors and Assigns. This Amendment shall apply to and be binding upon, and shall inure to the benefit of, each of the other parties hereto and their respective successors and assigns permitted under the Credit Agreement. Nothing expressed or referred to in this Amendment is intended or shall be construed to give any person or entity other than the parties hereto a legal or equitable right, remedy or claim under or with respect to this Amendment or any Loan Documents, it being the intention of the parties hereto that this Amendment and all of its provisions and conditions are for the sole and exclusive benefit of the parties hereto.
10.Severability. If any one or more of the provisions contained in this Amendment or the Loan Documents shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Amendment or the Loan Documents shall not in any way be affected or impaired thereby, and this Amendment shall otherwise remain in full force and effect.
11.Governing Law. This Amendment shall be deemed to be a contract under the Laws of the State of New York and shall, pursuant to the New York General Obligations Law § 5‑1401, for all purposes be governed by and construed in accordance with the Laws of the State of New York.
12.Counterparts; Facsimile or Electronic Signatures. This Amendment may be executed in any number of counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. Delivery of executed signature pages hereof by facsimile or other electronic method of transmission (such as "pdf") from one party to another shall constitute effective and binding execution and delivery thereof by such party. Any party that delivers its original counterpart signature to this Amendment by facsimile or other electronic method of transmission hereby covenants to personally deliver its original counterpart signature promptly thereafter to the Administrative Agent.
[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]
IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.
BORROWERS:
INVACARE CORPORATION
an Ohio corporation
By:        /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Treasurer
INVACARE AUSTRALIA PTY. LTD.
an Australian proprietary limited company
By:        /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson

Title:	Attorney-In-Fact, by Power of Attorney dated October 21, 2010
INVACARE CANADA GENERAL PARTNER INC.
a Canadian corporation, as general partner of, and for and on behalf of, INVACARE CANADA L.P., an Ontario limited partnership
INVACARE HOLDINGS C.V.
a limited partnership (commanditaire vennootschap) established under the laws of the Netherlands by Invacare Holdings, LLC, an Ohio limited liability company, as general partner (beherend vennoot)
By:        /s/ Robert K. Gudbranson
Name:     Robert K. Gudbranson
Title:    Treasurer of both of the above-listed companies
SCANDINAVIAN MOBILITY INTERNATIONAL APS a Danish limited liability company
INVACARE GERMANY HOLDING GMBH
a German corporation
INVACARE HOLDING AS
a Norwegian corporation
INVACARE HOLDING TWO AB

a Swedish limited liability company
INVACARE INTERNATIONAL SÀRL
a Swiss corporation
By:        /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Attorney-In-Fact of each of the above-listed
companies
[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]
BORROWERS (continued):
INVACARE HOLDINGS NEW ZEALAND
a New Zealand corporation
By:        /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Attorney
Witness:        Signature:    /s/ Rachel Ann Sabato
Full Name: Rachel Ann Sabato
Address:    Calfee, Halter & Griswold LLP
800 Superior Avenue, Suite 1400
Cleveland, OH 44114
Occupation: Paralegal/Notary
INVACARE LIMITED, [a company incorporated and registered under the laws of England and Wales]
Acting By:     /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Director
In presence of:    Signature:     /s/ Rachel Ann Sabato
Full Name: Rachel Ann Sabato
Address:    Calfee, Halter & Griswold LLP
800 Superior Avenue, Suite 1400
Cleveland, OH 44114

Occupation: Paralegal/Notary
[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]
DOMESTIC GUARANTORS:
ADAPTIVE SWITCH LABORATORIES, INC.
THE AFTERMARKET GROUP, INC.
ALTIMATE MEDICAL, INC.
CENTRALIZED MEDICAL EQUIPMENT LLC
CHAMPION MANUFACTURING INC.
DYNAMIC MEDICAL SYSTEMS, LLC
FAMILY MEDICAL SUPPLY LLC
THE HELIXX GROUP, INC.
INVACARE CANADIAN HOLDINGS, INC.
INVACARE CANADIAN HOLDINGS, LLC
INVACARE CONTINUING CARE, INC.
INVACARE CREDIT CORPORATION
INVACARE FLORIDA CORPORATION
INVACARE HOLDINGS, LLC
INVACARE INTERNATIONAL CORPORATION
INVACARE SUPPLY GROUP, INC.
INVAMEX HOLDINGS LLC
KUSCHALL, INC.
ROADRUNNER MOBILITY, INCORPORATED
INVACARE CANADA FINANCE, LLC
By:        /s/ Robert K. Gudbranson
Name:     Robert K. Gudbranson
Title:    Treasurer of each of the above-listed companies
FREEDOM DESIGNS, INC.
a California corporation
By:        /s/ Robert K. Gudbranson
Name:     Robert K. Gudbranson

Title:    Chief Financial Officer
GARDEN CITY MEDICAL INC.
a Delaware corporation
By:        /s/ Robert K. Gudbranson
Name:     Robert K. Gudbranson
Title:    Vice President
INVACARE FLORIDA HOLDINGS, LLC
a Delaware limited liability company
INVACARE HCS, LLC
an Ohio limited liability company
By:        /s/ Gerald B. Blouch
Name:     Gerald B. Blouch
Title:    President of both of the above-listed companies
[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]
FOREIGN GUARANTORS:
CARROLL HEALTHCARE GENERAL PARTNER, INC.
an Ontario corporation
CARROLL HEALTHCARE INC.
an Ontario corporation
CARROLL HEALTHCARE GENERAL PARTNER, INC.
an Ontario corporation, as general partner of, and for and on behalf of, CARROLL HEALTHCARE L.P., an Ontario limited partnership
INVACARE CANADA GENERAL PARTNER INC.
a Canadian corporation
CARROLL HEALTHCARE INC., an Ontario corporation, as general partner of, and for and on behalf of, MOTION CONCEPTS L.P., an Ontario limited partnership
PERPETUAL MOTION ENTERPRISES LIMITED
an Ontario corporation
By:        /s/ Robert K. Gudbranson
Name:     Robert K. Gudbranson

Title:    Treasurer of each of the above-listed companies
[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]
FOREIGN GUARANTORS (continued):
INVACARE A/S
a Danish limited liability company
INVACARE EC-HØNG A/S
a Danish limited liability company
INVACARE B.V.
a Dutch private company with limited liability
(besloten vennootschap met beperkte aansprakelijkheid)
INVACARE HOLDINGS TWO B.V.
a Dutch private company with limited liability
(besloten vennootschap met beperkte aansprakelijkheid)
AQUATEC OPERATIONS GMBH
a German corporation
INVACARE AQUATEC GMBH
a German corporation
INVACARE (DEUTSCHLAND) GMBH
a German corporation
SCANDINAVIAN MOBILITY GMBH
a German corporation
ULRICH ALBER GMBH
a German corporation
INVACARE AS
a Norwegian corporation
DOLOMITE AB
a Swedish limited liability company
INVACARE AB
a Swedish limited liability company
INVACARE DOLOMITE AB

a Swedish limited liability company
INVACARE REA AB
a Swedish limited liability company
By:        /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Attorney-In-Fact of each of the above-listed
companies
[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]
FOREIGN GUARANTORS (continued):
DYNAMIC CONTROLS
a New Zealand corporation
DYNAMIC SUZHOU HOLDINGS NEW ZEALAND
a New Zealand corporation
INVACARE NEW ZEALAND
a New Zealand corporation
By:        /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Attorney of each of the above-listed companies
Witness:        Signature:     /s/ Rachel Ann Sabato
Full Name: Rachel Ann Sabato
Address:    Calfee, Halter & Griswold LLP
800 Superior Avenue, Suite 1400
Cleveland, OH 44114
Occupation: Paralegal/Notary
INVACARE UK OPERATIONS LIMITED, [a private limited company organized under the laws of England and Wales]
Acting By:     /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Director
In presence of:    Signature:     /s/ Rachel Ann Sabato

Full Name: Rachel Ann Sabato
Address:    Calfee, Halter & Griswold LLP
800 Superior Avenue, Suite 1400
Cleveland, OH 44114
Occupation: Paralegal/Notary
[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]
LENDERS:
PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent
By: /s/ Joseph G. Moran
Name: Joseph G. Moran
Title: Senior Vice President
[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]
KEYBANK NATIONAL ASSOCIATION, individually and as Co-Syndication Agent
By: /s/ Sukanya Raj
Name: Sukanya Raj
Title: Vice President and Portfolio Manager
[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]
BANK OF AMERICA, N.A., individually and as Co-Syndication Agent
By: /s/ Robert LaPorte
Name: Robert LaPorte
Title: Vice President
[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]
RBS CITIZENS, N.A., individually and as Documentation Agent
By: /s/ Joshua Botnick
Name: Joshua Botnick
Title: Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]
SUNTRUST BANK
By: /s/ Joshua Turner
Name: Joshua Turner
Title: Vice President
[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
By: /s/ Dana J. Moran
Name: Dana J. Moran
Title: Vice President
[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]
DNB BANK ASA (f/k/a DNB NOR Bank ASA)
By: /s/ Philip F. Kurpiewski
Name: Philip F. Kurpiewski
Title: Senior Vice President
By: /s/ Pal Boger
Name: Pal Boger
Title: Vice President
[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]
NORDEA BANK FINLAND Plc, New York & Cayman Island Branches
By: /s/ Mogens R. Jensen
Name: Mogens R. Jensen
Title: Senior Vice President
By: /s/ Gerald E. Chelius, Jr.
Name: Gerald E. Chelius, Jr.
Title: Senior Vice President Credit
[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

HSBC BANK USA, N.A.
By: /s/ Frank M. Eassa
Name: Frank M. Eassa
Title: Assistant Vice President
[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]
THE HUNTINGTON NATIONAL BANK
By: /s/ Brian H. Gallagher
Name: Brian H. Gallagher
Title: Senior Vice President
[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]
FIRSTMERIT BANK N.A.
By: /s/ Robert G. Morlan
Name: Robert G. Morlan
Title: Senior Vice President
[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]
FIRST COMMONWEALTH BANK
By: /s/ Stephen J. Orban
Name: Stephen J. Orban
Title: Senior Vice President